EXHIBIT 1.1

11,000,000 UNITS

SMG INDIUM RESOURCES LTD.

UNDERWRITING AGREEMENT

_____________, 2008

MAXIM GROUP LLC
CANACCORD ADAMS INC.
c/o Maxim Group LLC
405 Lexington Avenue
New York, NY 10174
As Representatives of the Underwriters
named on Schedule A hereto

Ladies and Gentlemen:

SMG Indium Resources Ltd., a corporation organized and existing under the laws of Delaware (the “Company”), confirms its agreement, subject to the terms and conditions set forth herein, with each of the underwriters listed on Exhibit A hereto (collectively, the “Underwriters”), for whom Maxim Group LLC and Canaccord Adams Inc. are acting as representatives (in such capacity, the “Representatives”), to sell and issue to the Underwriters an aggregate of 11,000,000 units (the “Firm Units”) of its securities. Each Firm Unit consists of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock at a price of $6.00 (the “Warrants”). In addition, the Company shall grant to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, an option to purchase up to an additional 1,650,000 Units, representing up to 15% of the Firm Units (the “Additional Units”). The Firm Units and any Additional Units purchased by the Underwriters are referred to herein as the “Units”, and the Units, the shares of Common Stock and the Warrants included in the Units and the shares of Common Stock issuable upon exercise of the Warrants are herein referred to collectively as the “Public Securities.”

In addition, the Company hereby agrees to issue and sell to the Representatives on the effective date of the Registration Statement (as defined below) an option (the “Representatives’ Purchase Option”) for the purchase of an aggregate of 550,000 units, 5% of the number of Firm Units sold in the Offering (the “Representatives’ Units”). The Representatives’ Purchase Option, the Representatives’ Units, the shares of Common Stock and the Warrants included in the Representatives’ Units (the “Representative’s Warrants”) and the shares of Common Stock issuable upon exercise of the Representative’s Warrants are hereinafter referred to collectively as the “Representatives’ Securities.” The Public Securities and the Representatives’ Securities are hereinafter referred to collectively as the “Securities.” The Securities and the Representatives’ Purchase Option are more fully described in the Registration Statement and Prospectus referred to below. The offering and sale of the Units contemplated by this underwriting agreement (this “Agreement”) is referred to herein as the “Offering.” The Representatives' Purchase Option shall be issued to each Representative in the amounts set forth in the amendment dated August __, 2008 to the Engagement Letter dated December 14, 2007 between the Company and Maxim Group LLC (as amended, the "Engagement Letter").

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

1.  Representations and Warranties of the Company. The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Additional Closing Date:

(a)  (i)The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (Registration No. 333-149413), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Securities, which registration statement, as so amended prior to the Time of Sale (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission (the “Rules and Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as “Rule 430A Information.” Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is referred to herein as a “Preliminary Prospectus.” Such registration statement, including the amendments thereto, the exhibits and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” The Preliminary Prospectus dated ______________, 2008, that was included in the Registration Statement at the Time of Sale is referred to herein as the “Sale Preliminary Prospectus.” For purposes of this Agreement and the Securities Act, (A) “Time of Sale”, means 4:30 p.m., New York City time, on the date of this Agreement; (B) the final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is referred to herein as the “Prospectus”; (C) “Disclosure Package” shall mean (i) the Sale Preliminary, (ii) the Issuer Free Writing Prospectuses, if any, identified in Annex II hereto, and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package; (D) “Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405; (E) “Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(ii)  If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional securities (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. All of the Public Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement.

(iii)  Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission. Any reference herein to the Registration Statement, any Preliminary Prospectus, the Sale Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits incorporated by reference therein pursuant to the Rules and Regulations on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus, the Sale Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations promulgated thereunder (the “Exchange Act”) after the effective date of the Registration Statement, the date of such Preliminary Prospectus, the Sale Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed.

(iv)  All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus, the Sale Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The Sale Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the Offering were or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission.

(v)  If, subsequent to the date of this Agreement, the Company or the Representatives determine that, at the Time of Sale, the Sale Preliminary Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and have agreed to provide an opportunity to purchasers of the Firm Units to terminate their old purchase contracts and enter into new purchase contracts, then the Sale Preliminary Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(b)  On the Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Additional Units are purchased, if such date is not the Closing Date (a “settlement date”), the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date and at the Time of Sale, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

(c)  (i) The Disclosure Package and the price to the public, the number of Firm Units and the number of Additional Units to be included on the cover page of the Prospectus, when taken together as a whole and (ii) each electronic road show when taken together as a whole with the Disclosure Package and the price to the public, the number of Firm Units and the number of Additional Units to be included on the cover page of the Prospectus, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the Underwriters' Information.

(d)  (i) At the time of filing the Registration Statement and (ii) as of the Time of Sale (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(e)  Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the Underwriters' Information. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the names of the Underwriters appearing in the “Underwriting” section of the Prospectus and the following additional disclosure contained in the “Underwriting” section of the Prospectus: (i) the _____ paragraph under the heading “Underwriting”, (ii) the _____ paragraph under the heading “Pricing of this Offering” (collectively, the “Underwriters’ Information”).

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(f)  The Company has filed with the Commission a Form 8-A (File Number 001-_____) providing for the registration under the Exchange Act of the Common Stock. The registration of the Common Stock under the Exchange Act has been declared effective by the Commission on the date hereof.

(g)  The documents, exhibits or other materials incorporated or deemed to be incorporated by reference in the Sale Preliminary Prospectus, Disclosure Package or the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and, when read together with the other information in the Sale Preliminary Prospectus, Disclosure Package or the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration Statement, the Sale Preliminary Prospectus, Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and which have not been so described, filed or incorporated by reference.

(h)  Marcum & Kliegman LLP (“MK”), whose reports relating to the Company are included in the Registration Statement, are independent public accountants as required by the Securities Act, the Exchange Act, the Rules and Regulations and the rules and regulations promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). MK is duly registered and in good standing with the PCAOB. MK has not, during the periods covered by the financial statements included in the Registration Statement, the Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(i)  The Securities have been authorized for listing on the American Stock Exchange (“AMEX”) and, to the Company’s knowledge, no proceedings have been instituted or threatened which would effect, and no event or circumstance has occurred which is reasonably likely to effect, the listing of the Securities on the AMEX.

(j)  The Company has no direct or indirect subsidiaries and owns no equity interest in any other foreign or domestic individual, corporation, trust, general or limited partnership, joint venture, limited liability company or other entity (each, a “Person”).

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(k)  Subsequent to the respective dates as of which information is presented in the Registration Statement, the Disclosure Package and the Prospectus, and except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, and (ii) there has been no material adverse change (or, to the knowledge of the Company, any development which has a high probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects (as such prospects are disclosed or described in the Disclosure Package and the Prospectus) of the Company; (B) the long-term debt or capital stock of the Company; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement, the Disclosure Package and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, the Disclosure Package and the Prospectus.

(l)  As of the dates indicated in the Disclosure Package and the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were as set forth therein in the column headed “Actual” under the section thereof captioned “Capitalization” and, after giving effect to the Offering and the other transactions contemplated by this Agreement and the Registration Statement, will be as set forth in the column headed “As Adjusted ” in such section.

(m)  All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws, rules and regulations and not in violation of or subject to any preemptive or similar right that does or will entitle any Person (as defined below), upon the issuance or sale of any security, to acquire any Relevant Security from the Company. As used herein, the term “Relevant Security” means any Common Stock or other security of the Company that is convertible into, or exercisable or exchangeable for Common Stock or equity securities, or that holds the right to acquire any Common Stock or equity securities of the Company or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(n)  The Securities have been duly and validly authorized and, when issued, delivered and paid for in accordance with this Agreement and as described in the Disclosure Package and the Prospectus on each of the Closing Date and the Additional Closing Date, as applicable, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state and federal and foreign laws, rules and regulations and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person to acquire any Relevant Security from the Company upon issuance or sale of Securities in the Offering. The Public Securities conform to the descriptions thereof contained in the Registration Statement and the Disclosure Package and the Prospectus. The holders of the Securities are not and will not be subject to personal liability by reason of being such holders; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. When issued, the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefore, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Warrants; enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. The shares of Common Stock issuable upon exercise of the Warrants have been reserved for issuance upon the exercise of the Warrants and when issued in accordance with the terms thereof, will be duly and validly authorized, validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

(o)  Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, no director or officer of the Company named in the Sale Preliminary Prospectus and the Prospectus and/or who will be acting as such following the Closing as described in the Sale Preliminary Prospectus or the Prospectus holds any direct equity, debt or other pecuniary interest in any Person with whom the Company does business or is in privity of contract with, other than, in each case, indirectly through the ownership by such individuals of shares of Common Stock.

(p)  The Company has been duly incorporated, and validly exists as a corporation in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to carry on its business as currently being conducted and as described in the Disclosure Package and the Prospectus, and to own, lease and operate its properties. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects (as such prospects are disclosed or described in the Sale Preliminary Prospectus and the Prospectus) of the Company; (ii) the long-term debt or capital stock of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (any such effect being a “Material Adverse Effect”).

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(q)  The Company is not: (i) in violation of its certificate of incorporation, by-laws or other organizational documents (including shareholders’, voting or similar agreements), (ii) in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (“Lien”) upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clause (ii) above) for any Lien disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and except, in the case of each of clauses (ii) and (iii), for any default, violation or event that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(r)  The Company has full right, power and authority to execute and deliver this Agreement, the Representatives’ Purchase Option, the Management Services Agreement between the Company and Specialty Metals Group Advisors, LLC (the “Management Services Agreement”) and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder and to consummate each of the transactions contemplated by each of the Transaction Documents. The Company has duly and validly authorized each of the Transaction Documents and each of the transactions contemplated by the Transaction Documents. Each of the Transaction Documents have been or will be duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(s)  The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby do not and will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or its “affiliates” (as such term is defined in Rule 144 under the Securities Act, “Affiliates”) is a party or by which the Company or its properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation, by-laws or other organizational documents of the Company, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except, in the case of each of clauses (i) and (iii), for any default, violation or event that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(t)  The Company has all material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, and each such Consent is valid and in full force and effect. The Company has not received notice of any investigation or proceedings which results in or, if decided adversely to the Company, could reasonably be expected to result in, the revocation of any Consent or reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement, the Disclosure Package and the Prospectus.

(u)  The Company is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, including those relating to transactions with Affiliates, the non-compliance with which would not have a Material Adverse Effect.

(v)  The Representatives’ Purchase Option will conform to the description thereof in the Registration Statement and in the Prospectus and, when sold to and paid for by the Representatives in accordance with the Representatives’ Purchase Option, will have been duly authorized and validly issued and will constitute a valid and binding obligation of the Company. The shares of Common Stock included in the Representatives’ Purchase Option and the shares of Common Stock issuable upon exercise of the Representatives’ Warrants (the “Representatives’ Warrant Shares”), have been duly authorized and reserved for issuance upon exercise of the Representative’s Purchase Option and the Representatives’ Warrants by all necessary corporate action on the part of the Company and, when issued and delivered and paid for upon such exercise in accordance with the terms of such securities, will be validly issued, fully paid, nonassessable and free of preemptive rights and will conform to the description thereof in the Prospectus. The holders thereof are not and will not be subject to personal liability by reason of being such holders.

(w)  No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement and the Representatives’ Purchase Option or consummation of each of the transactions contemplated by this Agreement and the Representatives’ Purchase Option, including the issuance, sale and delivery of the Securities and the Representatives’ Securities to be issued, sold and delivered hereunder and thereunder, except: (i) the registration under the Securities Act of the Securities and the Representatives’ Securities and the approval for listing of the Securities on the AMEX, each of which has become effective and (ii) such Consents as may be required under state securities or blue sky laws or Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase and distribution of the Securities by the Underwriters.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(x)  Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company is a party or of which any property, operations or assets of the Company is the subject which, either individually or in the aggregate, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated. The defense of all actual or pending proceedings, litigation and arbitration against or involving the Company is not reasonably expected by the Company to have a Material Adverse Effect.

(y)  The financial statements, including the notes thereto, and any supporting schedules included in the Registration Statement, the Disclosure Package and the Prospectus present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company. Except as otherwise stated in the Registration Statement, the Disclosure Package and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. Any supporting schedules included in the Registration Statement, the Disclosure Package and the Prospectus present fairly the information required to be stated therein. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement. The other financial and statistical information included in the Registration Statement, the Disclosure Package and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the Disclosure Package and the Prospectus and the books and records of the respective entities presented therein.

(z)  There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Disclosure Package and the Prospectus in accordance with Regulation S-X under the Securities Act which have not been included as so required. The pro forma and/or as adjusted financial information included in the Registration Statement, the Disclosure Package and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with generally accepted accounting principles the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified. The assumptions used in preparing the pro forma and as adjusted financial information included in the Registration Statement, the Disclosure Package and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related pro forma and pro forma as adjusted adjustments give appropriate effect to those assumptions; and the pro forma and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(aa)  The statistical, industry-related and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(bb)  Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(cc)  The Company’s Board of Directors has validly appointed an audit committee, a compensation committee and a nominating and governance committee each of whose composition satisfies the requirements of the rules and regulations of the AMEX and the Company’s Board of Directors and/or the audit committee, the compensation committee and the nominating committee has each adopted a charter that satisfies the requirements of AMEX. Neither the Company’s Board of Directors nor the audit committee thereof has been informed, nor is any director of the Company aware, of: (i) except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(dd)  The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended (“Sarb-Ox”) applicable to the Company, and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by AMEX or any other governmental or self regulatory entity or agency.

(ee)  Except as disclosed in the Registration Statement, no relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, the Disclosure Package or the Prospectus which is not so described as required. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus. The Company has not, in violation of Sarb-Ox, directly or indirectly, including through any Affiliate of the Company (other than as permitted under the Sarb-Ox for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(ff)  Transactions Affecting Disclosure to FINRA.

(i)  Except as described in the Registration Statement, the Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, the Company’s officers, directors and employees that may affect the Underwriters’ compensation, as determined by FINRA.

(ii)  Except as previously disclosed by the Company to the Representatives in writing, no officer, director, or beneficial owner of 5% or more of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) or any other Affiliate is a member or a person associated, or affiliated with a member of FINRA.

(iii)  No proceeds from the sale of the Securities (excluding underwriting compensation) will be paid to any FINRA member, or any persons associated or affiliated with a member of FINRA, except as specifically contemplated herein.

(iv)  Except as previously disclosed by the Company to the Representatives, no person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA.

(gg)  Intellectual Property.

(i)  The Company owns, licenses or possess the right to use sufficient trademarks, trade names, patents, patent rights, copyrights, domain names, licenses, approvals, trade secrets, inventions, technology, know-how and other similar rights (collectively, “Intellectual Property Rights”) as are reasonably necessary or material to conduct its business as now conducted and contemplated to be conducted, each as described in the Registration Statement, the Disclosure Package and Prospectus.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(ii)  Except as set forth in the Registration Statement, the Disclosure Package and Prospectus: (A) there is no actual, pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others challenging the Company’s rights in or to any Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (B) there is no actual, pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others that the Company infringes, misappropriates, or otherwise violates any Intellectual Property Rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (C) there is no actual, pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others challenging the validity or scope of any such Intellectual Property Rights owned by the Company and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) the operation of Company’s business as now conducted and in connection with the development and commercialization of its technology described in the Registration Statement, the Disclosure Package and Prospectus does not infringe any claim of any patent or published patent application; (E) there is no prior art of which the Company is aware that may render any patent owned or licensed by the Company invalid or any patent application owned or licensed by the Company unpatentable which has not been disclosed to the applicable government patent office; and (F) the patents, trademarks, and copyrights granted or issued to the Company have been duly maintained and are in full force and in effect, and none of such patents, trademarks and copyrights have been adjudged invalid or unenforceable in whole or in part. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Disclosure Package and Prospectus and are not described therein in all material respects.

(iii)  The Company has obtained legally binding written agreements from all employees and third parties with whom the Company has shared confidential proprietary information: (A) of the Company, or (B) received from others which the Company is obligated to treat as confidential, which agreements require such employees and third parties to keep such information confidential.

(iv)  Except as would not have a Material Adverse Effect, the Company is and its operations have been conducted at all times in compliance with foreign, federal, state and municipal laws, rules and regulations as required by such laws for each activity and in each jurisdiction where the Company is doing business. The Company possesses valid and current licenses, registrations, certificates, permits and other authorizations issued by the appropriate foreign, federal, state or local regulatory authorities as necessary to conduct its respective businesses (collectively, the “Licensing Requirements”), except where the failure of a Licensing Requirement would not have a Material Adverse Effect. The Company has not received any notice of proceedings relating to the revocation or modification of, or noncompliance with, any such license, certificate, permit or authorization, which could result in a Material Adverse Effect. Further, no action, suit or proceeding, other than routine audits, by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the removal, revocation, suspension or other termination of the authority to operate under the Licensing Requirements is pending or, to the Company’s knowledge, threatened. The Company does not believe that any pending audit is reasonably likely to result in the removal, revocation, suspension or other termination of the Company’s authority to operate under the Licensing Requirements.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(hh)  Neither the Company nor, to the Company’s knowledge, any of the Company’s directors, officers or employees has violated: (i) the Bank Secrecy Act, as amended, (ii) the Money Laundering Control Act of 1986, as amended, (iii) the Foreign Corrupt Practices Act, or (iv) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

(ii)  Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Registration Statement.

(jj)  Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Securities contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(kk)  Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, no holder of any Relevant Security has any rights of rescission of similar rights with respect to the Relevant Securities held by them.

(ll)  The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(mm)  The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to the application of the net proceeds of the Offering as described in the Registration Statement, the Disclosure Package and the Prospectus, will not be, subject to the requirements of, or regulated by, the Commodity Exchange Act (the "CEA").

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(nn)  Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any Person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees or Affiliates that may affect the Underwriters’ compensation as determined by FINRA.

(oo)  The Company owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration, the Disclosure Package and the Prospectus. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all Liens except such as are described in the Registration Statement, the Disclosure Package and the Prospectus or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company. Any real property and buildings held under lease or sublease by the Company is held by under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company. The Company has not received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company.

(pp)  The Company maintains insurance of the types and in the amounts which are customary for companies engaged in similar businesses, including, but not limited to: (i) directors’ and officers’ insurance (including insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act, the Rules and Regulations and applicable foreign securities laws), (ii) insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, (iii) business interruption insurance and (iv) product liability insurance. There are no claims by the Company under any policy or instrument described in this paragraph as to which any insurance company is denying liability or defending under a reservation of rights clause. All of the insurance policies described in this paragraph are in full force and effect. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(qq)  The Company has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company’s federal, state, local or foreign taxes is presently in effect or is pending or, to the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company has not incurred any material liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company.

(rr)  No labor disturbance by the employees of the Company currently exists or is likely to occur.

(ss)  The Company has at all times operated its business in material compliance with all Environmental Laws, and no material expenditures are or will be required in order to comply therewith. The Company has not received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that will result in a Material Adverse Effect. As used herein, the term “Environmental Laws” means all applicable laws and regulations, including any licensing, permits or reporting requirements, and any action by a Federal state or local government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials, including without limitation, the Clean Air Act, 42 U.S.C. § 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 690-1, et seq., and the Toxic Substances Control Act, 15 U.S.C. § 2601, et seq.

(tt)  Except as set forth in the Registration Statement, the Disclosure Package or the Prospectus, the Company is not a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) which: (i) is subject to any provision of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company and covers any employee or former employee of the Company or any ERISA Affiliate (as defined hereafter). These plans are referred to collectively herein as the “Employee Plans.” For purposes of this paragraph, “ERISA Affiliate” of any person or entity means any other person or entity which, together with that person or entity, could be treated as a single employer under Section 414(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or is an “affiliate,” whether or not incorporated, as defined in Section 407(d)(7) of ERISA, of the person or entity.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(uu)  The Representatives have been provided with written evidence of each employment, severance or other similar arrangement or policy and each material plan or arrangement providing for insurance coverage (including any self-insured arrangements), workers’ compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation, or post-retirement insurance, compensation or benefits which: (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by the Company or any of their respective ERISA Affiliates, and (iii) covers any employee or former employee of the Company or any of their respective ERISA Affiliates. These contracts, plans and arrangements are referred to collectively in this Agreement as the “Benefit Arrangements.” Each Benefit Arrangement has been maintained in substantial compliance with its terms and with requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to that Benefit Arrangement.

(vv)  Except as set forth in the Registration Statement, the Disclosure Package or the Prospectus, there is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of their respective ERISA Affiliates other than medical benefits required to be continued under applicable law, determined using assumptions that are reasonable in the aggregate, over the fair market value of any fund, reserve or other assets segregated for the purpose of satisfying such liability (including for such purposes any fund established pursuant to Section 401(h) of the Code). With respect to any of the Company’s Employee Plans which are “group health plans” under Section 4980B of the Code and Section 607(1) of ERISA, there has been material compliance with all requirements imposed there under such that the Company or their respective ERISA Affiliates have no (and will not incur any) loss, assessment, tax penalty, or other sanction with respect to any such plan.

(ww)  Except as set forth in the Registration Statement, the Disclosure Package or the Prospectus, and except with respect to the Company’s written agreements or arrangements with certain Company employees (whose names and remuneration arrangements with the Company have been previously disclosed in writing by the Company to the Representatives), the Company is not a party to or subject to any employment contract or arrangement providing for annual future compensation, or the opportunity to earn annual future compensation (whether through fixed salary, bonus, commission, options or otherwise) to any officer, consultant, director or employee.

(xx)  The execution of this Agreement, the Representatives’ Purchase Option or any other Transaction Document and consummation of the transactions contemplated hereby and thereby does not constitute a triggering event under any Employee Plan or any other employment contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former participant, employee or director of the Company.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(yy)  No “prohibited transaction” (as defined in either Section 406 of the ERISA or Section 4975 of Code), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company would have any liability; each employee benefit plan of the Company is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan”; and each employee benefit plan of the Company that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(zz)  Neither the Company nor, to the Company’s knowledge, any of the Company’s officers, directors, employees or agents has at any time during the last five (5) years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States of any jurisdiction thereof.

(aaa)  The Company has not offered, or caused the Underwriters to offer, the Firm Units to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or its Affiliates to alter the customer’s or supplier’s level or type of business with the Company or any of its Affiliates or (ii) a journalist or publication to write or publish favorable information about the Company, any Affiliate or their respective products or services.

(bbb)  Except as described in the Disclosure Package, the Prospectus and the Registration Statement, the Company: (i) is and at all times has been in full compliance with all statutes, rules, regulations or guidance applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured, distributed or sold by the Company or any component thereof (such statutes, rules, regulations or guidance, collectively, “Applicable Laws”); (ii) has not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any federal, state, local or foreign governmental authority having authority over the Company (“Governmental Authority”) alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possesses all Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iv) has not received notice of any claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Authority or third party is considering any such claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action; (v) has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Authority is considering such action; (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission), except, in the case of each of clauses (i), (ii) and (iii), for any default, violation or event that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(ccc)  As used in this Agreement, references to matters being “material” with respect to the Company shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects (as such prospects are disclosed or described in the Disclosure Package or the Prospectus), operations or results of operations of the Company and the Subsidiary, taken as a whole.

(ddd)  As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Disclosure Package and the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers or directors of the Company).

(eee)  Any certificate signed by or on behalf of the Company and delivered to the Representatives or to Lowenstein Sandler PC, counsel for the Representatives (“Underwriters’ Counsel”), shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule A hereto as to the matters covered thereby.

2.  Purchase, Sale and Delivery of the Securities and the Representatives’ Purchase Option.

(a)  On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $4.75, the number of Firm Units set forth opposite their respective names on Schedule A hereto together with any additional number of Units which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(b)  Payment of the purchase price for, and delivery of certificates representing, the Firm Units shall be made at the offices of the Underwriters’ Counsel, 65 Livingston Avenue, Roseland, New Jersey 07068, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M., New York City time, on the third (3rd) or, as permitted under Rule 15c6-1 under the Exchange Act, fourth (4th) business day (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement, or such other time not later than ten (10) business days after such date as shall be agreed upon by the Representatives and the Company as permitted under Rule 15c6-1 under the Exchange Act (such time and date of payment and delivery being herein called the “Closing Date”). The closing of the payment of the purchase price for, and delivery of certificates representing, the Firm Units is referred to herein as the “Closing.”

(c)  Payment of the purchase price for the Firm Units shall be made by wire transfer in immediately available funds to or as directed by the Company upon delivery of certificates for the Firm Units to the Representatives through the facilities of The Depository Trust Company (the “DTC”) for the respective accounts of the several Underwriters. Certificates representing the Firm Units shall be registered in such name or names and shall be in such denominations as the Representatives may request at least two (2) business days before the Closing Date.

(d)  In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters an option to purchase up to an aggregate of 1,650,000 Additional Units at the same purchase price per share to be paid by the Underwriters for the Firm Units as set forth in Section 2(a) above, for the sole purpose of covering over-allotments in the sale of Firm Units by the Underwriters. This option may be exercised at any time and from time to time on or before the forty-fifth (45th) day following the final date of the Prospectus, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Additional Units as to which the option is being exercised and the date and time, as reasonably determined by the Representatives, when the Additional Units are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the third (3rd) full business day after the date on which the option shall have been exercised nor later than the eighth (8th) full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Upon any exercise of the option as to all or any portion of the Additional Units, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Units that bears the same proportion of the total number of Additional Units then being purchased as the number of Firm Units set forth opposite the name of such Underwriter on Schedule A hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Units that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares in the sole discretion of the Representatives.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(e)  Payment of the purchase price for, and delivery of certificates representing, the Additional Units shall be made at the office of Underwriters’ Counsel, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 9 hereof), or such other time as shall be agreed upon by the Representatives and the Company.

(f)  Payment of the purchase price for the Additional Units shall be made by wire transfer in immediately available funds to or as directed by the Company upon delivery of certificates for the Additional Units to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates representing the Additional Units shall be registered in such name or names and shall be in such denominations as the Representatives may request at least two (2) business days before the Additional Closing Date. The Company will permit the Representatives to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

(g)  On the Closing, the Company will further issue and sell to the Representatives or, at the direction of the Representatives, to other Underwriters or selling group members or bona fide officers of the Underwriters or selling group members, for an aggregate purchase price of $100, the Representatives’ Purchase Option, which shall entitle the holders thereof to purchase an aggregate of 550,000 units. The Representatives’ Units are identical to the Firm Units except that the warrants included in the Representatives’ Purchase Option have an exercise price of $6.60 per share (110% of the exercise price of the Warrants). The Representatives’ Purchase Option is exercisable at $5.50 per unit, commencing one year from the effective date of the Registration Statement and expiring five years from the effective date of the Registration Statement.

3.  Offering. Upon authorization of the release of the Firm Units or, as the case may be, the Additional Units, by the Representatives, the Underwriters propose to offer the Units for sale to the public upon the terms and conditions set forth in the Prospectus.

4.  Covenants of the Company. The Company acknowledges, covenants and agrees with the Underwriters that:

(a)  The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representatives of such timely filing.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(b)  The Company will notify the Representatives immediately (and, if requested by the Representatives, will confirm such notice in writing): (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or for any additional information, (iii) of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Units for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose to enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Sale Preliminary Prospectus or the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Representatives shall object in writing after being timely furnished in advance a copy thereof. The Company will provide the Representatives with copies of all such amendments, filings and other documents prior to any filing or other publication thereof and also afford the Representatives a reasonable opportunity and time to review and comment thereon.

(c)  The Company shall comply with the Securities Act, the Exchange Act and all applicable Rules and Regulations to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Public Securities is required to be delivered under the Securities Act, the Exchange Act and all applicable Rules and Regulations in connection with the sales of the Public Securities, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if, to comply with the Securities Act, the Exchange Act or the Rules and Regulations, it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, or to file any document which is an exhibit to the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify the Representatives promptly and prepare and file with the Commission, subject to Section 4(a) hereof, an appropriate amendment or supplement (in form and substance reasonably satisfactory to the Representatives) which will correct such statement or omission or which will effect such compliance and will use its reasonable best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(d)  The Company will promptly deliver to the Underwriters and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Sale Preliminary Prospectus, the Prospectus, the Registration Statement, any Permitted Free Writing Prospectus (as defined below, if approved in writing by the Representatives as provided for in Section 4(cc) hereto) and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

(e)  The Company consents to the use and delivery of the Sale Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 4(b) of the Securities Act.

(f)  If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Securities Act by the earlier of: (i) 10:00 p.m., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(g)  During the period of 180 days after the effective date of the Registration Statement, neither the Company nor any of its Affiliates will directly or indirectly, take any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Units.

(h)  The Company will use its reasonable best efforts, in cooperation with the Representatives, at or prior to the time of effectiveness of the Registration Statement, to qualify the Units for offering and sale under the securities laws relating to the offering or sale of the Units of such jurisdictions, domestic or foreign, as the Representatives may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process under the laws of any such state where it is not presently qualified or where it would be subject to taxation as a foreign corporation.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(i)  The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve (12) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an audited earnings statement of the Company complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(j)  During the twelve (12) months following the Closing Date, without the consent of the Representatives which shall not be unreasonably withheld, the Company will not file any registration statement relating to the offer or sale of any of the Company’s securities, except a Form S-8 filed with the Commission in connection with any of the Company’s stock option plans.

(k)  Each of the Company’s officers, directors and shareholders (collectively, the “Lock-Up Parties”) shall, prior to the Closing, enter into a written “lock-up” agreement with the Representatives in the form in the form attached hereto as Annex I.

(l)  The Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction, for a period of twelve (12) months after the date of this Agreement, provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Time of Sale and the Company may issue Common Stock issuable upon the exercise of the Warrants. Notwithstanding the foregoing, if (x) during the last 17 days of the twelve (12) month restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or (y) prior to the expiration of the twelve (12) month restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the twelve (12) month period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company will provide the Representatives and each Lock-Up Party with prior notice of any such announcement that gives rise to an extension of the restricted period.

(m)  During the twelve (12) months following the Closing, offer, sell or distribute any convertible securities convertible at a price that may, at the time of conversion, be less than the Fair Market Value of the Common Stock on the date of the original sale, without the consent of the Representatives, which consent shall not be unreasonably withheld. For purposes of this Section 4, the term “Fair Market Value” shall mean the greater of: (i) the average of the volume weighted average price of the Company’s common stock for each of the 10 trading days prior to the date of the original sale; and (ii) the last sale price of the Common Stock, during normal operating hours, as reported on the AMEX or NASDAQ Capital Market or NASDAQ Global Market or any other exchange or electronic quotation system on which the Public Securities are then listed.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(n)  The Company agrees that it will, upon completion of the proposed public offering contemplated herein, for a period of no less than three (3) years, maintain a liability insurance policy affording coverage for the acts of its officers and directors.

(o)  For a period of two (2) years from the Closing, the Company, at its expense, shall provide the Representatives a subscription to the Company’s weekly Depository Transfer Company Security Position Reports.

(p)  During the period of three (3) years from the effective date of the Registration Statement, the Company will furnish or make available via EDGAR to the Underwriters copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Underwriters: (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request.

(q)  For a period ending at 5:00 p.m. Eastern time on the first business day following the fortieth (40th) day following the Closing Date, the Company will not issue press releases without the Representatives’ prior written consent (which consent shall not unreasonably be withheld, conditioned or delayed).

(r)  The Company will use its good faith best efforts to maintain its key person life insurance with a insurer rated at least AA or better in the most recent addition of “Best’s Life Reports” in the amount of $1,000,000 on the life of Ailon Z. Grushkin in full force and effect for a period of three (3) years from the Closing Date. The Company shall be the sole beneficiary of such policy.

(s)  Upon conclusion of the Offering, the Company will engage (for no less than two (2) years from the Closing Date) a financial public relations firm mutually acceptable to the Company and the Representatives.

(t)  The Company has or will retain a transfer and warrant agent reasonably acceptable to the Representatives and shall continue to retain such transfer agent (or another transfer agent reasonably acceptable to the Representatives) for a period of three (3) years following the Closing Date. During such three (3) year period, the Company will furnish to the Underwriters at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representatives may request, including subscriptions to the daily, weekly and monthly consolidated transfer sheets of the Transfer Agent and DTC. Continental Stock Transfer and Trust Company is acceptable to the Underwriters.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(u)  The Company will apply the net proceeds from the sale of the Securities as set forth under the caption “Use of Proceeds” in the Prospectus. Without the written consent of the Representatives, no proceeds of the Offering will be used to pay outstanding loans from officers, directors or shareholders or to pay any accrued salaries or bonuses to any employees or former employees, except as disclosed in the Prospectus.

(v)  The Company will use its reasonable best efforts to effect and maintain the listing of the Public Securities on the AMEX or other national securities exchange acceptable to the Representatives for a period of at least five (5) years from the date of this Agreement.

(w)  The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will use its best efforts to file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(x)  The Company will do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, and satisfy all conditions precedent to the delivery of the Firm Units and the Additional Units.

(y)  The Company shall cause to be prepared and delivered to the Representatives, at its expense, within one (1) business day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, reasonably satisfactory to the Representatives, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Units for at least the period during which a Prospectus relating to the Units is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, reasonably satisfactory to the Representatives, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Units is required to be delivered under the Securities Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(z)  The Company represents and agrees that it has not made and will not, unless it obtains the prior written consent of the Representatives, make any offer relating to the Units that would constitute an “issuer free writing prospectus,” as defined in Rule 433 promulgated under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 promulgated under the Securities Act, required to be filed with the Commission. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 promulgated under the Securities Act, and has complied and will comply with the requirements said Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(aa)  The Company agrees that it shall file with the Commission a post-effective amendment to the Registration Statement, or a new registration statement, for the registration under the Securities Act of, and it shall take such action as is necessary to qualify for sale in those states in which the Warrants and the Representatives' Warrants were initially offered by the Company, the Common Stock issuable upon exercise of the Warrants and the Representatives' Warrants. In either case, the Company will use its best efforts to maintain the effectiveness of such registration statement and to ensure that a current prospectus is on file with the Commission until the expiration or redemption of the Warrants in accordance with the provisions of the Warrant Agreement; provided, however, that the Company shall not be obligated to deliver shares of Common Stock issuable upon exercise of the Warrants, and shall not have penalties nor be liable to the Warrant holder for failure to deliver shares, if a registration statement is not effective or a current prospectus is not on file with the Commission at the time of exercise of the Warrant by a holder. In addition, the Company agrees to use its reasonable efforts to register such securities under the blue sky laws of the states of residence of the exercising warrant holders to the extent an exemption is not available. The Company shall not call for redemption any of the Warrants unless a registration statement covering the shares of Common Stock underlying the Warrants has been declared effective by the Commission and remains current at least until the date fixed for redemption. The provisions of this Section 4(aa) may not be modified, amended or deleted without the prior written consent of the Representatives.

5.  Consideration; Payment of Expenses.

(a)  In addition to selling the Units to the Underwriters at the price per Share set forth in Section 2(a) hereof, in consideration of the services to be provided for hereunder, the Company shall pay to the Representatives or its respective designees a corporate finance fee equal to one percent (1.0%) of the gross proceeds of the Offering (exclusive of proceeds from the sale of Additional Units), less $25,000 previously paid. The corporate finance fee shall be distributed as set forth in the Engagement Letter.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(b)  The Representatives reserves the right to reduce any item of its compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Underwriters’ aggregate compensation is in excess of FINRA rules or that the terms thereof require adjustment.

(c)  Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following:

(i)  all expenses in connection with the preparation, printing, “edgarization” and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;

(ii)  the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Public Securities and the Representative Securities under the Securities Act and the Offering;

(iii)  the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering, and, upon Closing, the cost of five (5) bound volumes of such documents for the Representatives and the cost of eight (8) lucite deal cubes;

(iv)  upon Closing, the cost of two (2) “tombstone” advertisements to be placed in appropriate daily or weekly periodicals of the Representatives’ choice (i.e., The Wall Street Journal and The New York Times) up to $35,000;

(v)  all expenses in connection with the qualification of the Public Securities and the Representatives’ Securities for offering and sale under state or foreign securities or blue sky laws, including the fees and disbursements of the Underwriters’ counsel in connection with such qualification and in connection with any blue sky survey undertaken by such counsel;

(vi)  the filing fees incident to securing any required review by FINRA of the terms of the Offering;

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(vii)  all fees and expenses in connection with listing the Public Securities on the AMEX;

(viii)  all expenses incurred by the Company in connection with attending or hosting meetings with prospective purchasers of the Units (“Road Show Expenses”);

(ix)  any stock transfer taxes incurred in connection with the transfer of securities from the Company to the Underwriters pursuant to this Agreement or the Offering;

(x)  the cost of preparing stock certificates and warrant certificates representing the Securities;

(xi)  the cost and charges of any transfer agent or registrar for the Securities; and

(xii)  all other costs and expenses incident to the performance of the Company obligations hereunder which are not otherwise specifically provided for in this Section 5.

(d)  At the Closing, the Company shall issue a payment of $20,000 to Underwriters’ Counsel in consideration of “Blue Sky” services rendered. The Company shall also pay, as due, state registration, qualification and filing fees, FINRA filing fees and accountable out-of-pocket disbursements in connection with such registration, qualification or filing.

(e)  The Company shall also reimburse the Underwriter for all fees, expenses and disbursements relating to background checks of the Company’s officers and directors.

(f)  It is understood, however, that except as provided in this Section 5, and Sections 6, 7 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel. Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated pursuant to Section 5 or 10(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all out of pocket accountable expenses of the Underwriters (including but not limited to the reasonable fees and disbursements of counsel to the Underwriters, up to $100,000) incurred in connection herewith, less any amounts previously advanced to the Representatives.

(i)  Upon completion of offering in excess of $35 million, and for a period of twenty-four (24) months from the Closing, if the Company, or any successor to or any subsidiary of the Company, proposes to consummate any public and private equity and debt offerings during such 24 month period, the Company shall grant the Representatives the right of first participation to act as lead underwriter or minimally as a co-manager with at least 30% of the economics; or, in the case of a three-handed deal 20% of the economics.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

6.  Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Units and the Additional Units as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained in all material respects, as of the date hereof and as of the Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representatives or to Underwriters’ Counsel pursuant to this Section 6 of any material misstatement or omission, (iii) the performance in all material respects by the Company of its obligations hereunder, and (iv) each of the following additional conditions. For purposes of this Section 6, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Firm Units and any Additional Closing Date, if different, for the Additional Units, and each of the foregoing and following conditions must be satisfied as of each Closing.

(a)  The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representatives. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Units and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

(b)  The Representatives shall have received the favorable written opinion of Ellenoff Grossman & Schole LLP, legal counsel for the Company, dated as of the Closing Date addressed to the Underwriters in form and substance reasonably acceptable to the Representatives.

(c)  The Representatives shall have received the favorable written opinion of Tannenbaum Helpern Syracuse & Hirschtritt LLP, special CEA counsel to the Company, dated as of the Closing Date addressed to the Underwriters in form and substance reasonably acceptable to the Representatives.

(d)  All proceedings taken in connection with the sale of the Firm Units and the Additional Units as herein contemplated shall be satisfactory in form and substance to the Representatives and to Underwriters’ Counsel.

(e)  The Representatives shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date to the effect that: (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Section 1 hereof are accurate in all material respects, (iii) as of the applicable Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with in all material respects, (iv) the Company has not sustained any material loss or interference with their respective businesses, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement and the Prospectus pursuant to the Rules and Regulations which are not so included or incorporated by reference and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting: (x) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects (as such prospects are disclosed or described in the Disclosure Package or the Prospectus) of the Company; (y) the long-term debt or capital stock of the Company; or (z) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement, the Disclosure Package and the Prospectus.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(f)  On the date of this Agreement, on the Closing Date and, as the case may be, on each Additional Closing Date, the Representatives shall have received a “cold comfort” letter from MK dated, respectively, as of the date of the date of delivery and addressed to the Underwriters and in form and substance satisfactory to the Representatives and Underwriters’ Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter and, with respect to letters issued as of Additional Closing Dates, confirming the conclusions and findings set forth in such prior letter.

(g)  Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any material change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects (as such prospects are disclosed or described in any Preliminary Prospectus or the Prospectus) of the Company, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(h)  The Representatives shall have received lock-up agreements from each Lock-Up Party, duly executed by the applicable Lock-Up Party, in the form attached hereto as Annex I.

(i)  The Public Securities shall have been approved for listing on the AMEX.

(j)  FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(k)  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(l)  The Company shall have obtained a key person life insurance policy with an insurer rated at least AA or better in the most recent edition of “Best Life Reports” in the amount of at least $1,500,000 on the life of Ailon Z. Grushkin, and the Company shall have provided written evidence of such assignment to the Representatives.

(m)  The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representatives or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to the Representatives and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representatives at, or at any time prior to, the consummation of the Closing, and the obligations of the Underwriters to purchase the Additional Units may be cancelled by the Representatives at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

7.  Indemnification.

(a)  The Company shall indemnify and hold harmless each Underwriter and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus (including the Sale Preliminary Prospectus), the Disclosure Package or the Prospectus (in light of the circumstances in which such statement was made), or in any supplement thereto or amendment thereof, or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering and sale of the Firm Units, including any road show or investor presentations made to investors by the Company (whether in person or electronically), or arise out of or are based upon the omission or alleged omission made to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that (i) any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information or (ii) such statement or omission was corrected in the Prospectus in conformity with the requirements of the Securities Act. This indemnity agreement will be in addition to any liability, which the Company may otherwise have, including but not limited to other liability under this Agreement. Notwithstanding the foregoing, the foregoing indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Firm Units, if either a copy of a Permitted Free Writing Prospectus (previously approved in writing by the Representatives as provided for in Section 4(cc) hereof) intended for general distribution to prospective investors or the Prospectus (in each case, as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law to have been delivered, at or prior to the written confirmation of the sale of the Firm Units to such person, and if such Permitted Free Writing Prospectus intended for general distribution to prospective investors or Prospectus, as applicable, would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 4(d) hereof.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(b)  Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus (including the Sale Preliminary Prospectus), the Disclosure Package or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Units to be purchased by such Underwriter hereunder.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(c)  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

8.  Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as: (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8: (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Units underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Units to be purchased by each of the Underwriters hereunder and not joint.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

9.  Underwriter Default.

(a)  If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Units or Additional Units hereunder, and if the Firm Units or Additional Units with respect to which such default relates (the “Default Units”) do not (after giving effect to arrangements, if any, made by the Representatives pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Units or Additional Units, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Units that bears the same proportion of the total number of Default Units then being purchased as the number of Firm Units set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Firm Units set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional units as in the sole discretion of the Representatives.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(b)  In the event that the aggregate number of Default Units exceeds 10% of the number of Firm Units or Additional Units, as the case may be, the Representatives may in their discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Units on the terms contained herein. In the event that within five calendar days after such a default the Representatives do not arrange for the purchase of the Default Units as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Units, the obligations of the Underwriters to purchase and of the Company to sell the Additional Units shall thereupon terminate, without liability on the part of the Company with respect thereto or the Underwriters (except in each case as provided in Sections 5, 7, 8, 10 and 11(d)), but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c)  In the event that any Default Units are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five (5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Units and Additional Units.

10.  Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Units to and by the Underwriters. The covenants and agreements contained in Sections 5, 7, 8, this Section 10 and Sections 14 and 15 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

11.  Effective Date of Agreement; Termination.

(a)  This Agreement shall become effective upon the later of: (i) receipt by the Representatives and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

(b)  The Representatives shall have the right to terminate this Agreement at any time prior to the consummation of the Closing or to terminate the obligations of the Underwriters to purchase the Additional Units at any time prior to the consummation of any closing to occur on an Additional Closing Date, as the case may be, if:

(i)  any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or

(ii)  trading on the AMEX, New York Stock Exchange, NASDAQ Capital Market or NASDAQ Global Market shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the AMEX, New York Stock Exchange, NASDAQ Capital Market or NASDAQ Global Market or by order of the Commission or any other governmental authority having jurisdiction; or

(iii)  a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or

(iv)  (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions, or (C) since the respective dates as of which information is given in Sale Preliminary Prospectus and the Prospectus (or any Permitted Free Writing Prospectus, if any), the Representatives become aware of: (1) any change or previously undisclosed matter effecting a material change in the capital stock or debt of the Company or (2) any material change, any development involving a prospective material change, or any previously undisclosed matter effecting a material or prospective material change in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company, other than as set forth or contemplated in Sale Preliminary Prospectus and the Prospectus, if the effect of any such event set forth in this Section 11(b)(iv)(A), (B) or (C), in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Units or the Additional Units, as the case may be, on the terms and in the manner contemplated by this Agreement and the Prospectus.

(c)  Any notice of termination pursuant to this Section 11 shall be in writing.

(d)  If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 9(b) hereof), or if the sale of the Units provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representatives, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

12.  Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a)  if sent to the Representatives or any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to Maxim Group LLC, 405 Lexington, New York, New York 10174, Attention: Clifford A. Teller, Director of Investment Banking, in each case, with a copy to Underwriters’ Counsel at Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068, Attention: Steven M. Skolinck, Esq.; and

(b)  if sent to the Company shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, with a copy to Ellenoff Grossman & Schole LLP, 370 Lexington Avenue, 19th Floor, New York, New York, 10017, Attention: Barry I. Grossman, Esq.;

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

13.  Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees and agents referred to in Sections 6 and 7 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Units from any of the Underwriters.

14.  Governing Law. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Underwriters and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, THE SALE PRELIMINARY PROSPECTUS AND THE PROSPECTUS.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

15.  Entire Agreement. This Agreement, together with the schedule and exhibits attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein.

16.  Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

17.  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

18.  Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

19.  Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

20.  No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

Maxim Group LLC
Canaccord Adams Inc.
________________, 2008

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

SMG INDIUM RESOURCES LTD.

By: ________________________________
Name:
Title:

Accepted by the Representatives, acting for itself and as
Representatives of the Underwriters named on Schedule A attached hereto, as of the date first written above:

MAXIM GROUP LLC

By: _______________________________________
Name:
Title:

CANACCORD ADAMS INC.

By: _______________________________________
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriters

Underwriter	Total Number of Firm Units to be Purchased	Number of Additional Units to be Purchased if Option is Fully Exercised
Maxim Group LLC	11,000,000	1,650,000
Canaccord Adams Inc.
TOTAL	11,000,000	1,650,000

ANNEX I

Form of Lock-Up Agreement for Lock-Up Parties

_____________, 2008

MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174

CANACCORD ADAMS INC.
c/o Maxim Group LLC
405 Lexington Avenue
New York, NY 10174

Re:  SMG Indium Resources Ltd. Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the public offering (the “Offering”) by SMG Indium Resources Ltd., a company organized and existing under the laws of the State of Delaware (the “Company”), of shares of units of its securities (the “Units”), each unit consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (the “Warrants”). The Offering is governed by a certain Underwriting Agreement (the “Underwriting Agreement”), to be entered into by and between the Company, Maxim Group LLC and Canaccord Adams Inc. (the “Representatives”), as representatives of the several underwriters named therein.

In order to induce the Representatives to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld, during the period from the date hereof until and through the twelve (12) month anniversary of the closing of the offering contemplated by the Underwriting Agreement (the “Lock-Up Period”), the undersigned: (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. For the purpose of allowing you to comply with FINRA Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless you waive, in writing, such extension. The undersigned hereby acknowledges that the Company has agreed not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period. In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

As used herein, the term “Relevant Security” means any Units, Common Stock, Warrants or other security of the Company thereof that is convertible into, or exercisable or exchangeable for Common Stock or equity securities of the Company or that holds the right to acquire any Common Stock or equity securities of the Company or any other such Relevant Security.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.

The undersigned hereby further agrees that, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld, during the Lock-Up Period the undersigned will not: (x) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Relevant Securities in the transactions described in clauses (i) through (vi) below without the prior written consent of Maxim, provided that (1) Maxim receives a signed lock-up agreement for the balance of the lock-up period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise during the lock-up period and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers during the lock-up period:

(i)	as a bona fide gift or gifts; or

(ii)	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; or

(iii)	as a distribution to members, partners or stockholders of the undersigned;

(iv)
to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned, provided that such affiliate, investment fund or other entity controlled or managed by the undersigned shall not be formed for the sole purpose of transferring, for value or otherwise, the Relevant Securities; or

(v)	to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent; or

(vi)	to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or immediate family of the undersigned.

For purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

Furthermore, notwithstanding the foregoing, during the lock-up period, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the Public Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

The undersigned hereby represents and warrants to the Representatives and the Company that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

__________________________________________

ANNEX II

Issuer Free Writing Prospectus

II-1